UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         INFINITE GRAPHICS INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4)  Proposed maximum aggregate value of transaction:
                                                                ----------------
          (5)  Total fee paid:
                               -------------------------------------------------

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
                                       -----------------------------------------
          (2)  Form, Schedule or Registration Statement No.:
                                                             -------------------
          (3)  Filing Party:
                             ---------------------------------------------------
          (4)  Date Filed:
                           -----------------------------------------------------

                         INFINITE GRAPHICS INCORPORATED
                              4611 East Lake Street
                          Minneapolis, Minnesota 55406

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 15, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), will be held on October 15, 2002, at 3:30 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota for the following purposes:

         1. To approve the adoption of Amended and Restated By-Laws for the Company.

         2.       To elect four nominees to the Board of Directors.

         3. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only holders of record of common stock of the Company at the close of business on August 16, 2002 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.

                                        BY ORDER OF THE BOARD OF
                                        DIRECTORS



                                        Clifford F. Stritch, Jr.
                                        CHIEF EXECUTIVE OFFICER

September 27, 2002

                                 PROXY STATEMENT

                         INFINITE GRAPHICS INCORPORATED

                              4611 EAST LAKE STREET
                          MINNEAPOLIS, MINNESOTA 55406

                ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 15, 2002


                                     GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Infinite Graphics Incorporated, a Minnesota corporation ("IGI" or the "Company"), for use at the Annual Meeting of the Shareholders of the Company to be held on October 15, 2002, at 3:30 p.m., Central Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota, or any adjournment thereof. Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: Clifford F. Stritch, Jr., Chief Executive Officer, or by appearing and voting in person at the meeting.

         Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies will be voted (to the extent they are entitled to be voted on such matters):

(1) FOR the approval of the Amended and Restated By-Laws of the Company;

(2) FOR the election to the Board of Directors of the nominees named in this Proxy Statement; and

(3) in the Proxies' discretion, upon such other business as may properly come before the meeting.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.

         This Proxy Statement and the Company's Annual Report on Form 10-KSB for the year ended April 30, 2002 are being mailed to shareholders on or about September 27, 2002. No portion of such Annual Report is incorporated herein and no portion is to be considered proxy soliciting material.


                                VOTING PROCEDURES

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions are not counted as "for" or "against" votes, but are counted in the total number of votes present and entitled to vote for passage of a proposal. This has the effect of abstentions being treated as "no" votes. Broker nonvotes are considered shares present for quorum purposes, but they are not considered shares entitled to vote, are not counted in the total number of votes, and have no effect on the outcome of voting.

         Common Stock, no par value ("Common Stock"), of which there were 3,024,797 shares outstanding on August 16, 2002, constitutes the only class of outstanding voting securities issued by the Company. Each holder of Common Stock will be entitled to cast one vote in person or by proxy for each share of Common Stock held for the election of directors and for all other matters voted on at the Annual Meeting. Only shareholders of record of the Common Stock at the close of business on August 16, 2002 will be entitled to vote at the Annual Meeting (the "Record Date").

         The approval of the Amended and Restated By-Laws of the Company (Proposal 1) and the election of each director nominee (Proposal 2) requires the affirmative vote of the shareholders holding at least a majority of Common Stock present in person or by proxy, and entitled to vote, at the Annual Meeting.


                                OUTSTANDING STOCK

BENEFICIAL OWNERSHIP OF OUTSTANDING STOCK

         Information as to the name, address and stock holdings of each person known by the Company to be a beneficial owner of more than 5% of its Common Stock and as to the name, address and stock holdings of certain executive officers, each director and nominee for election to the Board of Directors and by all executive officers, directors, and nominees, as a group, as of August 16, 2002 is set forth below. Except as indicated below, the Company believes that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                      Common Stock
          Name/Address                  ----------------------------------------
               of                         Amount Beneficially      Percent of
      Shareholder/Director                      Owned               Class (1)
--------------------------------------------------------------------------------

Clifford F. Stritch, Jr.                    1,096,050(2)             36.2%
4611 East Lake Street
Minneapolis, Minnesota 55406

Robert J. Fink                                149,000                 4.9%
1850 Arvin Drive
Mendota Heights, Minnesota 55118

Touch Future Technology LTD                   222,222                 7.3%
c/o Hang Seng Bank LTD
83 Des Vocux Road Central
Hong Kong, China

Edwin F. Snyder                                67,800                 2.2%
5925 Loring Drive
Minnetrista, MN 55364

Michael J. Evers                               90,000(3)              2.9%
1000 LaSalle Avenue, MPL331
Minneapolis, Minnesota 55403

William J. Brummond                            10,000(4)                *
10100 Viking Drive, Suite 100
Eden Prairie, Minnesota 55344

Directors and Executive Officers as a       1,266,850(5)             40.5%
Group (6 persons)

*        Less than one percent of shares outstanding.

(1) In calculating percentage ownership, all shares of Common Stock which a named shareholder has the right to acquire within 60 days from the date of this Proxy Statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholders.
(2) An irrevocable trust of which Mr. Stritch's daughter, Kendra L. Stritch, is the beneficiary is the owner of 23,800 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in those shares. An irrevocable trust of which Mr. Stritch's son, Carter Francis Stritch, is the beneficiary is the owner of 21,500 shares of Common Stock of the Company. The Common Stock held in that trust are included in the number of shares set forth above, although Mr. Stritch denies any beneficial interest in these shares. Mr. Stritch is not a trustee of either trust.
(3) Includes options for the purchase of 90,000 shares of Common Stock, but excludes options for the purchase of 10,000 shares of Common Stock that are not exercisable during the next 60 days.
(4) Includes options for the purchase of 10,000 shares of Common Stock, but excludes options for the purchase of 40,000 shares of Common Stock that are not exercisable during the next 60 days.
(5) Includes options for the purchase of 100,000 shares of Common Stock, but excludes options for the purchase of 110,000 shares of Common Stock that are not exercisable during the next 60 days.


EQUITY COMPENSATION PLANS

         Information as to the Company's outstanding equity compensation plans as of August 16, 2002 is set forth below. Other than options issued under the Company's stock option plans, there are no warrants or other rights to acquire securities of the Company outstanding as of August 16, 2002.

------------------------------- ------------------------- ----------------------- ---------------------------
Plan Category                   Number of securities      Weighted-average        Number of securities
                                to be issued upon         exercise price of       remaining available
                                exercise of outstanding   outstanding options,    for future issuance under
                                options, warrants and     warrants and rights     equity compensation
                                rights                                            plans(excluding
                                                                                  securities reflected in
                                                                                  column  (a) )
                                          (a)                      (b)                       (c)
------------------------------- ------------------------- ----------------------- ---------------------------
Equity compensation             465,000                   $1.28                   735,000
plans approved by
security holders

------------------------------- ------------------------- ----------------------- ---------------------------
Equity compensation             None                      NA                      NA
plans not approved by
security holders

------------------------------- ------------------------- ----------------------- ---------------------------
TOTAL                           465,000                                           735,000
------------------------------- ------------------------- ----------------------- ---------------------------


                                   PROPOSAL 1:
                    ADOPTION OF AMENDED AND RESTATED BY-LAWS

         The Board of Directors has proposed, subject to shareholder approval, the adoption of Amended and Restated By-Laws for the Company substantially in the form of APPENDIX A (the "Amended and Restated By-Laws"), that: (1) classify the Board of Directors into two classes and allow the directors to increase the size of the Board between shareholder meetings; (2) change certain provisions of the By-Laws regarding notice of shareholder and Board meetings, proxies and participation in Board meetings to conform to recent changes in Minnesota law; and (3) correct typographical errors. The following summary of the proposed Amended and Restated By-Laws is qualified in its entirety by the full text of the Amended and Restated By-Laws attached to this Proxy Statement as APPENDIX A.

CLASSIFICATION AND INCREASING SIZE OF BOARD OF DIRECTORS

         Under the Company's current By-Law 4.01, all members of the Board of Directors are elected at the annual shareholder meeting to serve for a term that expires at the next shareholder meeting. The Amended and Restated By-Laws amends By-Law 4.01 to divide the Company's Board of Directors into two classes, Class I and Class II, such that the term of office of approximately one-half of the directors shall expire each year. The initial term of Class I directors will expire at the annual meeting of the shareholders held in 2003 and the initial term of Class II directors will expire at the annual meeting of the shareholders held in 2004. Following the expiration of the initial term of a class, the shareholders will elect one class of directors each year, with each director so elected to hold office for a term expiring at the second annual meeting of shareholders following his or her election. The same procedure will be repeated each year, with the result that approximately one-half of the members of the Board of Directors will be elected each year.

         The Company's current By-Law 4.01 provides that the number of members of the Board of Directors to be elected at any shareholder meeting is determined from time to time by the Board of Directors. If the Board of Directors does not expressly fix the number of directors to be so elected, then the number of directors shall be the number of directors elected at the preceding regular meeting of shareholders. Under the Company's current By-Law 4.01, the size of the Board of Directors can not be increased between shareholder meetings. The Amended and Restated By-Laws amends By-Law 4.01 to provide that the Company's directors may increase the number of members of the Board of Directors and elect additional directors to the vacancies so created between shareholder meetings, subject to the power of the shareholders at the next shareholder meeting to remove any director so elected and to reduce the size of the Board of Directors.

         The Amended and Restated By-laws further amends By-Law 4.01 to require the affirmative vote of at least 75% of the voting power of all of the outstanding capital stock of the Company to amend, repeal, or to adopt any provision inconsistent with By-Law 4.01.

         The Board of Directors believes that dividing the directors into two classes is advantageous to the Company and its shareholders because (1) directors will serve two-year terms rather than one-year terms, increasing the likelihood of continuity and stability in the policies formulated by the Board of Directors; and (2) the amendment will encourage potential acquirers of the Company to deal directly with the Board of Directors by making it difficult to replace the entire Board of Directors at any one shareholder meeting. If the Amended and Restated By-Laws are adopted, outside groups or individuals will be prevented from gaining control of the Board of Directors at any one shareholder meeting unless such group or individual obtains the affirmative vote of the holders of at least 75% of the voting power of the outstanding capital stock of the Company to change the composition of the Board of Directors through an amendment to the By-Laws. If such vote is not obtained, it would take such group or individual at least two elections of directors to gain control of the Board of Directors. Notwithstanding the foregoing, the Board of Directors believes that it is essential to have the flexibility to expand the size of the Board of Directors between shareholder meetings for several reasons. The Company anticipates that recruitment and retention of members of the Board of Directors is likely to become more difficult in the future. The ability to respond to opportunities to recruit valued members of the Board of Directors is improved if the Board of Directors can more readily take advantage of new opportunities. Secondly, the flexibility to expand the Board of Directors will allow the Company to enter into financing or other business transactions that may require providing a Board seat to one or more participants in the transaction.

         The Board of Directors believes that, in certain situations, a third party could acquire a block of the Company's stock and try to gain control of the Company or attempt to realize a return on its investment without purchasing the remainder of the Company's stock through a tender offer or other means of acquisition. Such a purchaser might attempt to force the Company to accept a merger or restructuring or accept another proposal by launching a proxy contest to unseat the Company's Board of Directors. Following a substantial accumulation of stock of the Company, a hostile purchaser could seek representation on the Company's Board of Directors to increase the likelihood that its proposal would be implemented by the Company. The Board of Directors believes that the threat of removal from the Board of Directors in such a situation could curtail the Board of Director's ability to negotiate effectively with a potential purchaser and its efforts to have the time and information necessary to evaluate the merits of such proposal and attempt to maximize the price obtained in any transaction based on such proposal. The Board of Directors believes that, if the Amended and Restated By-Laws are adopted by the shareholders, a potential hostile purchaser will be forced to negotiate directly with the Board of Directors, and that the Board of Directors will be in a better position to negotiate effectively on behalf of all shareholders in order to realize fair and equitable shareholder value.

         The Amended and Restated By-laws may have an impact upon the rights of shareholders and may be characterized as an anti-takeover measure which, if adopted, may tend to insulate management and make the accomplishment of certain transactions involving a potential change of control of the Company more difficult. The adoption of the Amended and Restated By-Laws is not being proposed in response to any specific effort to which the Company is aware to accumulate the Company's stock or to obtain control of the Company or its Board of Directors or to consummate a business transaction. The Board of Directors has considered the potential adverse effects of the proposed Amended and Restated By-Laws and has concluded that such adverse effects are outweighed by the benefits adoption of the Amended and Restated By-Laws would afford the Company and its shareholders. Because the amendments may significantly affect the ability of shareholders of the Company to effect rapid changes in the composition of the Board of Directors, all shareholders are urged to read carefully the description of the Amended and Restated By-laws and its purposes and effects, as well as the text of the proposed Amended and Restated By-Laws contained in APPENDIX A.

NOTICE TO SHAREHOLDERS AND BOARD OF DIRECTORS; PROXIES; PARTICIPATION IN MEETING OF THE BOARD OF DIRECTORS

         The Amended and Restated By-Laws amends By-Law 1.01(g) to change the Chapter number that references the Minnesota Business Corporation Act from Minnesota Statutes Chapter 270 to Minnesota Statutes Chapter 302A, as amended from time to time. The intent of this amendment is to have the Company's By-Laws reference the current Chapter of the Minnesota Statutes for the Minnesota Business Corporation Act.

         The Amended and Restated By-Laws amends By-Law 3.04 to expand the number of ways that notice may be given to shareholders for any shareholder meeting. If the Amended and Restated By-Laws are adopted, it will allow shareholders to receive notice of a meeting by oral communication, by mailing to an address designated by the shareholder or to the last known address of the shareholder, by handing a copy to the shareholder, or by any other delivery that conforms to law. The intent of this amendment is to allow the Company to take advantage of the additional methods of providing notice of shareholders meetings as permitted by the recent changes to Minnesota law.

         The Amended and Restated By-Laws amends By-Law 3.07 to expand the number of ways that proxies may be authorized and submitted by shareholders. By-Law 3.07 in the Amended and Restated By-laws allows shareholders to appoint a proxy in writing, or by telephonic transmission or authenticated electronic communication, as defined by the Minnesota law, so long as it can reasonably be determined that the shareholder authorized the appointment. By-Law 3.07 in the Amended and Restated By-Laws also allows a shareholder to submit to the Company a copy or other reproduction of the proxy, provided that the copied or reproduced proxy is a complete and legible reproduction of the entire original written proxy. For shares owned jointly by two or more shareholders, By-Law 3.07 of the Amended and Restated By-Laws states that a proxy may be appointed if it is signed by any one of the shareholders, unless the Secretary of the Company receives from any one of the shareholders written notice or authenticated electronic communication (as defined by Minnesota law) that denies the authority of that person to appoint a proxy or appoints a different proxy. The intent of this amendment is to allow the Company's shareholders to take advantage of the additional methods of providing a proxy as permitted by the recent changes to Minnesota law.

         The Amended and Restated By-laws amend By-Law 4.04 to expand the ways that notice may be given to the members of the Board of Directors for any meeting. If the Amended and Restated By-Laws are adopted, notice of meetings of the Board of Directors may be given to the directors in any manner authorized by Minnesota law. The intent of this amendment is to allow the Company to take advantage of the additional methods of providing notice as permitted by recent changes to Minnesota law.

         The Amended and Restated By-Laws amend By-Law 4.05 to expand the ways that directors may participate in meetings of the Board of Directors. By-Law
4.05 in the Amended and Restated By-Laws allows the directors to participate in meetings by telephone conference or, if authorized by a majority of the Directors, by remote communication, as defined by Minnesota law, provided that all directors so participating and all directors physically attending the meeting can participate with each other during the meeting. The intent of this amendment is to allow the Company's Board of Directors to take advantage of the additional methods of participating in Board meetings as permitted by recent changes to Minnesota law.

         The Company's current By-Law 4.04 permits the Board of Directors to take action without a meeting if the action was in writing, signed by all the members of the Board of Directors or committee. The Amended and Restated By-Laws moves this language to the new By-Law 4.11 and gives the Board of Directors the authority to take action without a meeting if consented to by authenticated electronic communication, as defined by Minnesota law, by all the members of the Board of Directors or committee. Any written action is effective when signed by the required number of directors, unless otherwise provided. The intent of this amendment is to allow the Board of Directors to take advantage of the additional methods to take action without a meeting as permitted by recent changes to Minnesota law.

TYPOGRAPHICAL ERRORS

         The Amended and Restated By-Laws corrects various non-substantive typographical errors in the Company's current By-Laws. The Board of Directors believes these changes will have no effect on the operation of the Company and are strictly being proposed to correct typographical errors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE AMENDED AND RESTATED BY-LAWS OF THE COMPANY.


                                   PROPOSAL 2:
                              ELECTION OF DIRECTORS

NOMINATION AND ELECTION OF DIRECTORS

         Currently, the Board of Directors of the Company consists of four persons, each of whose term expires at the Annual Meeting. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at four directors pursuant to the Company's current By-Laws. If the shareholders approve Proposal 1, the two separate classes of directors, designated as Class I and Class II, will be elected at the Annual Meeting. The two directors elected to Class I of the Company's Board of Directors will serve for approximately a one-year term that will expire at the 2003 Annual Meeting of the Company's shareholders. The two directors elected to Class II of the Company's Board of Directors will serve for approximately a two-year term that will expire at the 2004 Annual Meeting of the Company's shareholders. If the shareholders do not approve Proposal 1, four (4) directors will be elected at the Annual Meeting to hold office until the next Annual Meeting of the shareholders or until his successor is elected and qualified. The Proxies granted by the shareholders will be voted at the Annual Meeting for the election of the four persons listed below as directors of the Company. All nominees are currently directors of the Company.

         NOMINEES FOR DIRECTOR     CLASS OF DIRECTORS (IF PROPOSAL 1 IS ADOPTED)
         ---------------------     ---------------------------------------------
         William J. Brummond                I
         Edwin F. Snyder                    I
         Michael J. Evers                   II
         Clifford F. Stritch, Jr.           II

         Each of the nominees has consented to being named as a nominee and to serve as a director if elected. No director nominee has any family relationship between any other director. The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election on the date of the Annual Meeting. In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board of Directors determines to reduce its size appropriately.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY.

DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

         The directors, nominees for director, and executive officers of the Company are as follows:

                                   CURRENT POSITION WITH              PRINCIPAL OCCUPATIONS                DIRECTOR
NAME OF DIRECTOR            AGE         THE COMPANY                    DURING PAST 5 YEARS                  SINCE
----------------            ---         -----------                    -------------------                  -----
Clifford F. Stritch, Jr.    55    Chairman of the Board,   Chairman of the Board, Director, and CEO of    Aug. 1970
                                       Director, CEO       the Company.  Mr. Stritch was the CFO of
                                                           the Company from November 1995 to May 2000.

Edwin F. Snyder             59           Director          From November 1998 to December 2001,           Sept. 1990
                                                           Executive Vice President of the Company.
                                                           From October 1996 to November 1998,
                                                           Vice-President of Marketing and Sales with
                                                           Wave Crest of Edina, Minnesota.  From March
                                                           1995 to September 1996, Vice-President of
                                                           Sales and Marketing with Johnstech
                                                           International, a manufacturer of high
                                                           performance test contacts.  From February
                                                           1992 to March 1995, Vice-President of
                                                           Marketing with Visu-Com of Baltimore,
                                                           Maryland, a manufacturer of personal
                                                           communications products. Mr. Snyder is
                                                           presently a Product Manager with SignCAD
                                                           Systems, Inc., a software company.

Michael J. Evers            67           Director          Since 1974, Dean Emeritus of the Graduate      Sept. 1997
                                                           School of Business, Professor and Assistant
                                                           Professor of Strategic Management and
                                                           Marketing with University of St. Thomas
                                                           Minneapolis, Minnesota.  Mr. Evers serves
                                                           as a director of Cellex Biosciences, Inc.

William J. Brummond         51           Director          Since February 2000, President of              June 2002
                                                           Supersolutions Corporation, which
                                                           provides software solutions to the finance
                                                           industry, using robust, enterprise-wide
                                                           software application for financial
                                                           institutions and consumer lending
                                                           organizations.  Their software originates
                                                           services and collects consumer loans.  From
                                                           June 1999 to February 2000, Chief Executive
                                                           Officer of redtagoultet.com, inc., an
                                                           Internet based outlet store with a
                                                           continuously changing selection of brand
                                                           name products at discount prices.  From
                                                           November 1996 to May 1999, President and
                                                           Chief Executive Officer of LyngraphiCare,
                                                           Inc., which develops and distributes
                                                           equipment and services to persons with
                                                           acquired communication deficits,
                                                           particularly aphasia and apraxia, to
                                                           improve their communication.

Rodney J. Gerdes            48       Vice President -      Joined the Company in March 2002 and became
                                        Operations         Vice President - Operations of the Company
                                                           as of June 17, 2002.  From September 1996
                                                           to February 2002, Mr. Gerdes was employed
                                                           by Alliant Techsystems, Inc. in a variety
                                                           of positions, serving most recently as
                                                           Deputy Program Director.

Barry B. Onufrock           47    Chief Financial Officer  Joined the Company in February 2000 and
                                                           became Chief Financial Officer of the
                                                           Company as of May 24, 2000.  From 1998
                                                           through 1999 Mr. Onufrock was Controller of
                                                           Donatelle Plastics, Inc., a manufacturer of
                                                           precision medical plastic injection molded
                                                           products and tooling.  From 1988 to 1998
                                                           Mr. Onufrock was the Assistant Controller
                                                           and Tax Manager of Marvin Windows and Doors
                                                           of Warroad, Minnesota, a manufacturer of
                                                           wood windows and doors.  Mr. Onufrock is a
                                                           Certified Public Accountant.  He has worked
                                                           in a part time capacity for the Company
                                                           since October, 2001.  He is also employed
                                                           at Tool Products, Inc. as the Controller.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Messrs. Evers, Snyder and Brummond are the current members of the Audit Committee of the Board of Directors, both of whom are independent as that term is defined in Rule 4200(a)(14) of the NASD's listing standards. The Company's Board of Directors has not adopted a charter for the Audit Committee. The Audit Committee represents the Board in discharging its responsibilities relating to accounting, reporting, and financial control practices of the Company. The Audit Committee has general responsibility for review with management of the financial controls, accounting, and audit and reporting activities of the Company. The Company annually reviews the qualification and engagement of the Company's independent auditors, makes recommendations to the Board as to their selection, reviews the scope, fees, and results of their audits, and reviews their management comment letters. See "Audit Committee Report" below for further information regarding the activities of the Audit Committee. During fiscal 2002, the Audit Committee met four times.

         All members of the Board of Directors are the current members of the Compensation Committee, which oversees compensation for directors, officers and key employees of the Company. During fiscal 2002, the Compensation Committee met one time.

         During fiscal 2002, the Board of Directors met two times. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the Board of Directors and meetings of committees of the Board of Directors on which such director serves except that Mr. Heenan, a former director, did not attend 75% or more of the aggregate total of meetings of the Board of Directors. The Board of Directors also had periodic informal meetings throughout fiscal 2002.

AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for fiscal 2002 with the Company's management. The Audit Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the independent auditors' independence. The Audit Committee also has considered whether the independent auditors' provision of other non-audit services to the Company is compatible with maintaining the independence of independent auditors.

         Based on the discussions and reviews noted above, the Audit Committee recommended to the Company's Board of Directors that the audited financials be included in the Company's annual report on Form 10-KSB for the fiscal year ended April 30, 2002.

         This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Audit Committee Members:
Michael J. Evers
William J. Brummond
Edwin F. Snyder

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

         The following table summarizes the annual compensation paid by the Company during fiscal years ended April 30, 2000, 2001, and 2002 to Clifford F. Stritch, the Chief Executive Officer of the Company as of April 30, 2002. No other executive officer of the Company had compensation in excess of $100,000 during any of the fiscal years for which information is provided. Mr. Stritch is sometimes referred to as the "Named Executive Officer."

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation
                                        ----------------------------------------------
                                           Salary          Bonus            Other
Name and Principal Position      Year        $               $                $
---------------------------      ----     -------         -------           ----
   Clifford F. Stritch, Jr.      2002     175,000            0           10,192(4)(5)
   Chief Executive Officer       2001     175,000(1)         0           10,192(4)(5)
   and a Director                2000     145,134       45,200(2)(3)      5,410(4)(5)

---------------
(1) Includes $17,012 of base salary applicable to the fiscal year but paid in subsequent year.
(2) Includes amount for the sales of the software division and the achievement of other specified goals.
(3) Bonuses relate to applicable fiscal year but were paid in subsequent years.
(4) Includes insurance and car allowance.
(5) Does not include $20,000 as payment for personal guarantee of Company' bank loan.

STOCK OPTIONS

         No options were granted to or exercised by the Named Executive Officer during the Company's fiscal year ended April 30, 2002.

BOARD OF DIRECTOR COMPENSATION

         Employee directors do not receive additional compensation for serving on the Board of Directors. Each non-employee director of the Company receives $2,500 per quarter. In addition, William J. Brummond was granted options to purchase 50,000 shares of Common Stock at an exercise price of $1.08 pursuant to the terms of the Infinite Graphics Incorporated Stock Option Plan of 1993. The option was immediately exercisable for 20% of the amount granted and is exercisable in 40%, 60%, 80% and 100% increments on the first, second, third and fourth anniversaries of the option grant. The option expires on June 17, 2010.

                              CERTAIN TRANSACTIONS

         During fiscal 2002, the Company leased the properties at 4621 East Lake Street from Infinite Properties, a partnership of the Company's Chairman of the Board, Clifford F. Stritch, Jr., and Daniel R. Schultz. The lease for 4621 East Lake Street is dated October 31, 1983, and had an original term of five years. In 1988, the Company exercised its option to renew this lease for an additional five year term. The lease has been amended several times to extend the term. Currently, the lease has been orally amended to extend to April 30, 2004. The rent is currently $2,750 per month.

         The Company pays Clifford Stritch $20,000 as a fee for his being required to personally sign as guarantor of the Company's debt.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 30, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were timely complied with.


                              INDEPENDENT AUDITORS

CHANGE OF INDEPENDENT AUDITORS

         On March 5, 2001, the Company dismissed Deloitte & Touche LLP as its principal independent auditors, and engaged McGladrey & Pullen LLP as its principal independent auditors. The decision to change auditors was recommended by management of the Company and approved by the Company's Board of Directors and Audit Committee.

         The reports of Deloitte & Touche LLP on the financial statements of the Company for fiscal years ended April 30, 1999 and April 30, 2000 do not contain a disclaimer of opinion or an adverse opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's fiscal years ended April 30, 1999 and April 30, 2000 and the subsequent interim period to March 5, 2001, there were no disagreements with Deloitte & Touche LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to their satisfaction, would have caused Deloitte & Touche LLP to refer to the subject matter of the disagreements in their report.

         Following the completion of the audits of the financial statements of the Company for each of the fiscal years ended April 30, 1999 and April 30, 2000, Deloitte & Touche LLP communicated to the Company's Audit Committee certain deficiencies in the design or operation of the Company's internal controls which, in Deloitte & Touche LLP's judgment, could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of the Company's management in the Company's financial statements.

         The Company has authorized Deloitte & Touche LLP to respond fully to the inquiries of the Company's successor independent auditors.

         The Company's Board of Directors selected McGladrey & Pullen LLP to serve as the Company's independent auditors for the fiscal year ended April 30, 2001 and 2002. It is not expected that a member of McGladrey & Pullen LLP will be present at the Annual Meeting. However, the Company will forward any questions that arise to McGladrey & Pullen LLP, who will have the opportunity to respond to them.

AUDIT FEES

         Total fees of $57,553 were incurred by the Company relating to the audit of the financial statements by the Company's independent auditors for fiscal 2002, review of the financial statements included in the Company's fiscal 2002 quarterly reports on Form 10-QSB, and other matters directly relating to the fiscal 2002 audit and filing of the annual report on Form 10-KSB for fiscal 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed to the Company by McGladrey & Pullen, LLP or associated entities for professional services as described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X in fiscal 2002.

ALL OTHER FEES

         The aggregate fees billed by McGladrey & Pullen, LLP or associated entities for professional services provided during fiscal 2002, other than those described above, total $18,473. These services were provided for tax return preparation and other tax compliance services.

                            PROPOSALS OF SHAREHOLDERS

         Any shareholder proposal intended to be considered for inclusion in the Company's proxy statement for presentation at the Company's 2003 Annual Meeting of Shareholders must be received by the President of the Company at the above address no later than August 12, 2003. The proposal must be in accordance with the provisions of the SEC's Rule 14a-8 promulgated under the Securities Exchange Act of 1934. Shareholders who intend to present a proposal at the Company's 2003 Annual Meeting without including such proposal in the Company's proxy statement must provide the Company notice of such proposal no later than May 29, 2003. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

         Please sign and return promptly the enclosed Proxy in the envelope provided if you are a holder of Common Stock. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Clifford F. Stritch, Jr.
                                        CHIEF EXECUTIVE OFFICER

September 27, 2002

                                                                      Appendix A

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                         INFINITE GRAPHICS INCORPORATED

                            (A MINNESOTA CORPORATION)

                                    ARTICLE I

                                   DEFINITIONS

         BY-LAW 1.01. The following words or phrases when used in these By-Laws, shall have the meanings set forth below:

                  a. "Articles of Incorporation" shall mean the Articles of Incorporation of the Corporation.

                  b. "Board of Directors" shall mean the Board of Directors of the Corporation.

                  c. "Corporation" shall mean Infinite Graphics Incorporated.

                  d. "Director" shall mean a member of the Board of Directors.

                  e. "Shares" shall mean the authorized shares of the Corporation as identified in the Corporation's Articles of Incorporation.

                  f. "Shareholder" or "shareholders" shall mean a shareholder or the shareholders of record of the Corporation.

                  g. "Statute" shall mean the applicable statute or statutes of the Minnesota Business Corporation Act, being Chapter 302A of the Laws of Minnesota, as amended from time to time.

                  h. "Voting Shares" shall mean the Shares that entitle the record owner to vote on matters relating to the affairs of the Corporation under the Articles of Incorporation or by the Statute.

                                   ARTICLE II

                           OFFICES, BOOKS AND RECORDS

         BY-LAW 2.01 Registered and Other Offices. The registered office of the Corporation in Minnesota shall be that most recently adopted either in the Articles of Incorporation or any amendment thereto, or by the Board of Directors in a statement filed with the Secretary of State of Minnesota establishing the registered office in the manner prescribed by law. The Corporation may have such other offices, within or without the State of Minnesota, as the Board of Directors shall, from time to time, determine.

         BY-LAW 2.02 Maintenance of Records. The original books and records of the Corporation, or copies thereof, shall be maintained at the principal executive office of the Corporation. Certain records, statements and agreements, or copies thereof, shall be available for examination by the shareholders on such terms and conditions as the Board of Directors may from time to time impose, consistent with the Statute.

                                   ARTICLE III

                             SHAREHOLDERS' MEETINGS

         BY-LAW 3.01 Place. Meetings of the shareholders shall be held in the county where the principal executive office of the Corporation is located; provided that any meeting not called by or at the demand of a shareholder or shareholders pursuant to the Statute, may be held at such other place as the Chair or the Board of Directors may designate.

         BY-LAW 3.02 Regular Meeting. A regular meeting of the shareholders shall be held during the fourth month following the end of the Corporation's fiscal year for federal income tax purposes, on such date, and at such time and place, as may be specified by the Chair of the Board of Directors, unless some other date, time or place is specified by the Board of Directors.

         BY-LAW 3.03 Special Meeting. A special meeting of the shareholders may be called for any purpose by the Chair, the Chief Executive Officer, the Chief Financial Officer, the Board of Directors, any two or more members of the Board of Directors, or a shareholder or shareholders holding at least ten percent of the Voting Shares of the Corporation. A special meeting of the shareholders shall be called by the Board of Directors on the demand, pursuant to the Statute, of shareholders holding at least ten percent of the outstanding Voting Shares of the Corporation. Business transacted at any special meeting of the shareholders shall be confined to purposes stated in the notice of such meeting.

         BY-LAW 3.04 Notice. Notice of the place, date and time of any meeting of the shareholders shall be given to each eligible shareholder either by oral communication, by mailing a copy of the notice to an address designated by the shareholder or to the last known address of the shareholder, by handing a copy to the shareholder, or by any other delivery that conforms to law. Notice by mail shall be deemed given when deposited in the United States mail with sufficient postage affixed. Notice shall be deemed received when it is given. Notice of a regular meeting of the shareholders shall be given at least ten days before the meeting. Notice of a special meeting shall be given at least five days before the meeting. No notice of any meeting of the shareholders may be given more than sixty days before such meeting. The notice of any special meeting shall set forth the purposes of the meeting and, in a general nature, the business to be transacted.

         BY-LAW 3.05 Waiver of Notice; Consent Meetings. Notice of the time, place and purpose of any meeting of the shareholders may be waived by any shareholder before, at, or after any such meeting. Any action that may be taken at a meeting of the shareholders may be taken without a meeting if authorized by a writing signed by all shareholders who would be entitled to a notice of meeting for such purpose. Attendance at a meeting of the shareholders is a waiver of the notice of that meeting, unless at the beginning of that meeting a shareholder objects that the meeting is not lawfully called or convened, or unless prior to the vote on any item of business, a shareholder objects that the item may not be lawfully considered at that meeting and such shareholder does not participate in the consideration of that item at that meeting.

         BY-LAW 3.06 Quorum; Adjournment. The presence at any meeting, in person or by proxy, of the shareholders owning at least twenty-five percent of the outstanding Voting Shares shall constitute a quorum for the transaction of business. Once a quorum is established at any meeting of the shareholders, the voluntary withdrawal of any shareholder from the meeting shall not affect the authority of the remaining shareholders to conduct any business that properly comes before the meeting. In the absence of a quorum, those present may adjourn the meeting from day to day or time to time without further notice other than announcement at such meeting of such date, time and place of the adjourned meeting. At an adjourned meeting of the shareholders at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

         BY-LAW 3.07 Proxies; Voting and Record Date. At each meeting of the shareholders, each shareholder entitled to vote may vote in person or by proxy. Every appointment of a proxy shall be given in writing, signed by the shareholder, or by telephonic transmission or authenticated electronic communication, as defined by the Statute, whether or not accompanied by written instructions of the shareholder. The proxy must be filed with the Corporation's duly authorized agent at or before the meeting at which the appointment is to be effective. Telephonic transmission or authenticated electronic communication, as defined by the Statute, must set forth or be submitted with information so it can reasonably be determined that the appointment was authorized by the shareholder.

         A copy, facsimile telecommunication, or other reproduction of the original written or transmitted proxy may be substituted or used in lieu of the original written or transmitted proxy for any purpose for which the original written or transmitted proxy could be used, provided that the copy, facsimile telecommunication, or reproduced proxy is a complete and legible reproduction of the entire original written or transmitted proxy.

         The appointment of a proxy shall be valid for no more than eleven (11) months, unless a longer period is expressly provided in the appointment. An appointment of a proxy for shares held jointly by two or more shareholders shall be valid if signed by any one of them, unless the Secretary of the Corporation receives from any one of those shareholders written notice or authenticated electronic communication, as defined by the Statute, either denying the authority of that person to appoint a proxy or appointing a different proxy.

         A proxy so appointed may vote on behalf of the shareholder, or otherwise participate in a meeting to the extent the shareholder appointing the proxy would have been entitled to participate if the shareholder did not appoint the proxy. All questions regarding the qualification of voters, the validity of appointments of proxies, and the acceptance or rejection of votes shall be decided by the presiding officer of the meeting.

         At a meeting of the shareholders, each shareholder shall have one vote for each Voting Share standing in such shareholder's name on the books of the Corporation, or on the books of any transfer agent appointed by the Corporation, on the record date established by the Board of Directors, which date may not be more than sixty days from the date of any such meeting. If no record date has been established, the record date shall be as of the close of business on the date of the original notice of the meeting of the shareholders, or the date immediately preceding the date such notice is mailed to the shareholders, which ever is earlier. Upon the demand of any shareholder at the meeting, the vote for directors, or the vote upon any question before the meeting, shall be by written ballot. All elections shall be effected, and all questions shall be decided, by shareholders owning a majority of the shares present in person and by proxy, except as otherwise specifically provided for by the Statute or by the Articles of Incorporation.

         BY-LAW 3.08 Voting; Cumulative. Except to the extent limited or prevented in the Articles of Incorporation, shareholders may cumulate their votes in the election of directors if, more than 48 hours prior to any meeting of the shareholders at which such directors are to be elected, any officer of the Corporation receives written notice from a shareholder of such shareholder's intention to cumulate votes in the election of directors. If such notice is received, the person presiding as Chair over such meeting shall announce, before the election of such directors, that all shareholders shall cumulate their votes in the election of directors. A shareholder shall cumulate votes by multiplying the number of members of the Board of Directors to be elected by the number of shares owned by such shareholder, and casting the resulting number of votes for one candidate, or dividing such votes among any number of candidates, for membership on the Board of Directors.

         BY-LAW 3.09 Presiding Officer. The Chair of the Board of Directors of the Corporation or any person so designated by the shall preside as Chair over all meetings of the shareholders; provided, however, that in the absence of the Chair of the Board of Directors or his or her designee at any meeting of the shareholders, the meeting shall choose any person present to act as the presiding officer of the meeting.

         BY-LAW 3.10 Conduct of Meetings of Shareholders. Subject to the following, meetings of shareholders generally shall follow accepted rules of parliamentary procedure:

                  a. The Chair of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the Chair. If the Chair, in his or her absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of shareholders or part thereof, the Chair shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

                  b. If disorder should arise which prevents continuation of the legitimate business of the meeting, the Chair may quit the chair and announce the adjournment of the meeting and upon his or her so doing, the meeting is immediately adjourned.

                  c. The Chair may ask or require that anyone leave the meeting who is not a bona fide shareholder of record entitled to notice of the meeting, or a duly appointed proxy thereof.

         BY-LAW 3.11 Inspectors of Election. The Board of Directors in advance of any meeting of shareholders may appoint one or more inspectors to act at such meeting or adjournment thereof. If inspectors of election are not so appointed, the person acting as Chair of any such meeting may, and on the request of any shareholder or his or her proxy, shall make such appointment. In case any person appointed as inspector shall fail to appear to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting, or at the meeting by the officer or person acting as Chair. The inspectors of election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes, ballots, assents or consents, hear and determine all challenges and questions in any way arising and announce the result, and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. No inspector whether appointed by the Board of Directors or by the officer or person acting as Chair need be a shareholder.

                                   ARTICLE IV

                               BOARD OF DIRECTORS

         BY-LAW 4.01 Number, Election and Term. The business and affairs of this Corporation shall be managed by or under the direction of a Board of Directors consisting of one or more members. The number of the members of the Board of Directors to be elected at any meeting of the shareholders shall be determined from time to time by the Board of Directors and, if the Board of Directors does not expressly fix the number of directors to be so elected, then the number of directors shall be the number of directors elected at the preceding regular meeting of shareholders. Notwithstanding the foregoing, between meetings of shareholders, the directors may increase the number of members of the Board of Directors and elect additional directors to the vacancies so created in accordance with By-Law 4.08, subject to the power of the shareholders at the next meeting of shareholders to remove the Director(s) so elected and to reduce the size of the Board of Directors. The number of directors may be increased at any subsequent special meeting of shareholders called for the election of additional directors, by the number so elected. A Director need not be a shareholder.

         The Board of Directors shall be divided into two (2) classes of directors, Class I and Class II, such that the terms of office of approximately one-half of the directors shall expire each year. Each Director nominee shall be assigned to a class and, upon election or appointment as the case may be, shall serve the term of such class. The initial term of Class I directors shall expire at the regular meeting of the shareholders held in 2003 and the initial term of Class II directors shall expire at the regular meeting of the shareholders held in 2004. Following the expiration of the initial term of a class, the class shall be elected for a term expiring at the regular meeting of the shareholders held in the second successive year thereafter. Each Director shall continue in office until the regular meeting of the shareholders in the year in which his or her term expires and his or her successor is duly elected and qualified, unless a prior vacancy shall occur by reason of his or her death, resignation, or removal from office. An individual may serve successive terms on the Board of Directors.

         The affirmative vote of the holders of at least 75% of the voting power of all of the shares of the Corporation entitled to vote for the election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with this By-Law 4.01.

         BY-LAW 4.02 Regular Meetings. Unless otherwise specified by the directors, the regular meeting of the Board of Directors shall be held at the place of, and immediately following the adjournment of, the regular meeting of the shareholders. At such meeting of the Board of Directors, the Board of Directors shall elect such officers as are deemed necessary for the operation and management of the Corporation, and transact such other business as may properly come before it.

         BY-LAW 4.03 Special Meetings. Special meetings of the Board of Directors may be called by the Chair of the Board of Directors, the Chief Executive Officer or any Director at any time, to be held at the principal executive office of the Corporation, or at some other location which is either within 50 miles of the principal executive offices of the Corporation, determined at any prior meeting of the Board of Directors, or agreed to by a majority of the members of the Board of Directors.

         BY-LAW 4.04 Notice. Notice of the date, time and place of meetings of the Board of Directors shall be given to each Director personally or by any other delivery method permitted by the Statute at least two days prior to the meeting, or shall be given by mail dispatched at least four days prior to the meeting. In determining the number of days of notice required under this By-Law, the date upon which any such notice is personally delivered, deposited in the U.S. Mail or delivered by any other method permitted by the Statute shall be included as one day, and the date of the meeting which is the subject of the notice shall not be included. In the case of meetings held by remote communication as provided in By-Law 4.05 below, such notice shall set forth the specific manner in which the meeting is to be held. Any Director may, before, at, or after a meeting of the Board of Directors, waive notice thereof. Any Director who attends a meeting shall be deemed to have waived notice of the meeting, unless such Director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called and does not participate in the meeting. Unless otherwise provided by the Board of Directors, the provisions of this By-Law shall apply in all respects to the notice requirements of meetings of any committee established by the Board of Directors.

         BY-LAW 4.05 Meeting by Means of Telephone and Remote Communication. Members of the Board of Directors of the Corporation may participate in a meeting of the Board of Directors by means of conference telephone or, if authorized by a majority of the Board of Directors, by one or more means of remote communication, as defined by the Statute. In each case, all directors so participating and all directors physically present at the meeting must be able to participate with each other during the meeting. Such participation in a meeting pursuant to this By-Law 4.05 shall constitute presence in person at such meeting. Meetings held pursuant to this By-Law 4.05, however, are still subject to the notice and quorum requirements as provided in By-Laws 4.04 and 4.06.

         BY-LAW 4.06 Quorum. At all meetings of the Board of Directors or of any committee established by the Board of Directors, a majority of the members must be present to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as the case may be. In the absence of a quorum, a majority of those present may adjourn the meeting from day to day or time to time without notice other than announcement at such meeting of the date, time and place of the adjourned meeting.

         BY-LAW 4.07 Order of Business/Record. The Board of Directors, or any committee established by the Board of Directors, may, from time to time, determine the order of the business at any meeting thereof. If a Secretary of the Corporation has been elected by the Board of Directors, such Secretary shall keep a record of all proceedings at a meeting of the Board of Directors; otherwise, a Secretary Pro Tem, chosen by the person presiding over the meeting as Chair, shall so act.

         BY-LAW 4.08 Vacancy. A vacancy in membership of the Board of Directors shall be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum, and a member so elected shall serve until his or her successor is elected by the shareholders at their next regular meeting, or at a special meeting duly called for that purpose.

         BY-LAW 4.09 Committees. The directors may, by resolution adopted by a majority of the members of the Board of Directors, designate one or more persons to constitute a committee that, to the extent provided in such resolution, shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation. Any such committee shall act only in the interval between meetings of the Board of Directors and shall be subject at all times to the control and direction of the Board of Directors. Unless otherwise provided by the Board of Directors, a meeting of any committee established by the Board of Directors may be called by any member thereof.

         BY-LAW 4.10 Other Powers. In addition to the powers and authorities conferred upon them by these By-Laws, the Board of Directors shall have the power to do all acts necessary and expedient to the conduct of the business of the Corporation that are not conferred upon the shareholders by the Statute, these By-Laws, or the Articles of Incorporation.

         BY-LAW 4.11 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee established by the Board of Directors may be taken without a meeting if: (1) in writing, signed by all members of the Board of Directors or such committee, as the case may be; or (2) consented to by authenticated electronic communication, as defined by the Statute, by all members of the Board of Directors or such committee, as the case may be. The written action is effective when signed in person or consented to by authenticated electronic communication, as defined by the Statute, by the required number of directors, unless a different effective time is provided in the written action.

                                    ARTICLE V

                                     SHARES

         BY-LAW 5.01 Issuance of Securities. The Board of Directors is authorized to issue securities of the Corporation, and rights thereto, to the full extent authorized by the Articles of Incorporation, in such amounts, at such times and to such persons as may be determined by the Board of Directors and as may be permitted by law, subject to such limitations as may be specified in these By-Laws.

         BY-LAW 5.02 Certificates for Shares. Every shareholder shall be entitled to a certificate, to be in such form as prescribed by law and adopted by the Board of Directors, evidencing the number of shares of the Corporation owned by such shareholder. The Chair of the Board of Directors shall sign the certificates, provided that if a transfer agent has been appointed for the Corporation's shares, such signature may be a facsimile.

         BY-LAW 5.03 Transfer of Shares. Subject to any applicable or reasonable restrictions which may be impacted by the Board of Directors, shares of the Corporation shall be transferred upon written demand of the shareholder named in the certificate, or the shareholder's legal representative, or the shareholder's duly authorized attorney-in-fact, accompanied by a tender of the certificate or certificates to be transferred properly endorsed, and payment of all transfer taxes due thereon, if any. The Corporation may treat, as the absolute owner of shares of the Corporation, the person or persons in whose name or names the shares are registered on the books of the Corporation.

         BY-LAW 5.04 Lost Certificate. Any shareholder claiming a certificate evidencing ownership of shares to be lost, stolen or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require, and shall, if the Board of Directors so require, give the Corporation (and its transfer agent, if a transfer agent be appointed) a bond of indemnity in such form and with one or more sureties satisfactory to the Board of Directors, in such amount as the Board of Directors may require, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to have been lost, stolen or destroyed.

         BY-LAW 5.05 Preemptive Rights. Except to the extent limited or prevented in the Articles of Incorporation or by the Statute, each shareholder shall have the right to acquire a fraction of the unissued shares or rights to purchase unissued shares, of the same class or series held by the shareholder, which the Corporation proposes to issue. The fraction of the shares of the new issue which may be purchasable under this paragraph shall be the ratio that the number of shares of that class or series owned by the shareholder before the new issue bears to the total number of such shares of that class or series outstanding before the new issue.

                                   ARTICLE VI

                                    OFFICERS

         BY-LAW 6.01 Election of Officers. The Board of Directors, at its regular meeting held after each regular meeting of shareholders shall, and at any special meeting may, elect a Chair of the Board of Directors, Chief Executive Officer and a Chief Financial Officer. Except as may otherwise be determined from time to time by the Board of Directors, such officers shall exercise such powers and perform such duties as are prescribed by these By-Laws. The Board of Directors may elect such other officers and agents as it shall deem necessary from time to time, including a Vice-Chair and Vice Presidents who shall exercise such powers and perform such duties, not In conflict with the duties of officers designated in these By-Laws, as shall be determined from time to time by the Board of Directors.

         BY-LAW 6.02 Terms of Office. The officers of the Corporation shall hold office until their successors are elected and qualified, notwithstanding an earlier termination of their office as directors. Any officer elected by the Board of Directors may be removed with or without cause by the affirmative vote of a majority of the Board of Directors present at a meeting.

         BY-LAW 6.03 Salaries. The salaries of all officers of the Corporation shall be determined by the Board of Directors.

         BY-LAW 6.04 Chair of the Board of Directors. The Chair of the Board of Directors, and in the absence of the Chair, the Vice-Chair if elected, shall:

                  a. Preside at all meetings of the Board of Directors and of the shareholders;

                  b. Maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the shareholders; and

                  c. Perform such other duties as assigned to the office by the Board of Directors from time to time.

         BY-LAW 6.05 Chief Executive Officer. The President shall be the Chief Executive Officer of the Corporation, unless the Board of Directors elect both a President and a Chief Executive Officer, in which case the Board of Directors shall designate the duties of both offices. If the President and the Chief Executive Officer are the same person, then such person shall:

                  a. Have general active management of the business of the Corporation;

                  b. Preside at all meetings of the Board of Directors and of the shareholders in the absence of the Chair or Vice-Chair;

                  c. See that all orders and resolutions of the Board of Directors are carried into effect;

                  d. Sign and deliver in the name of the Corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the Articles of Incorporation or these By-Laws or by the Board of Directors to some other officer or agent of the Corporation; and

                  e. Perform other duties prescribed by the Board of Directors.

         BY-LAW 6.06 Chief Financial Officer. The Treasurer shall be the Chief Financial Officer of the Corporation, and as such shall:

                  a. Keep accurate financial records for the Corporation;

                  b. Deposit all money, drafts, and checks in the name of and to the credit of the Corporation in the banks and depositories designated by the Board of Directors;

                  c. Endorse for deposit all notes, checks, and drafts received by the Corporation as ordered by the Board of Directors, making proper vouchers therefor;

                  d. Disburse funds of the Corporation, and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors;

                  e. Render to the Chair of the Board of Directors, the Chief Executive Officer and the Board of Directors, whenever requested, an account of all transactions by the Treasurer and of the financial condition of the Corporation; and

                  f. Perform other duties prescribed by the Board of Directors or by the Chair of the Board of Directors.

         BY-LAW 6.07 Secretary. The Secretary, if elected, shall:

                  a. Attend all meetings of the Board of Directors at the request of the Chair or the Board of Directors; shall attend all meetings of the shareholders and record all votes and the minutes of all proceedings in a book kept for that purpose; and shall perform like duties for a committee when required by the Chair; and

                  b. Perform other duties prescribed by the Board of Directors or by the Chair, under whose supervision the Secretary shall be.

         BY-LAW 6.08 Delegation of Authority. Except where prohibited or limited by the Board of Directors, an officer elected by the Board of Directors may delegate some or all of the duties or powers of his or her office to another person, provided that such delegation is in writing, and a copy of such written delegation, identifying the person to whom those duties or powers are delegated, and specifying the nature, extent and any limitations of the duties or powers delegated, is delivered in the same manner as provided for notices of meetings of the Board of Directors to all members of the Board of Directors prior to such delegation becoming effective.

                                   ARTICLE VII

                                  MISCELLANEOUS

         BY-LAW 7.01 Corporate Seal. If so directed by the Board of Directors, the Corporation may use a corporate seal. The failure to use such seal, however, shall not affect the validity of any documents executed on behalf of the Corporation. The seal need only include the word "seal", but it may also include, at the discretion of the Board of Directors, such additional wording as is permitted by the Statute.

         BY-LAW 7.02 Reimbursement by Directors and Officers. Any payments made to any officer or Director of this Corporation, such as salary, commission, bonus, interest, or rent, or entertainment expenses incurred by him or her, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or Director to the Corporation to the full extent of such disallowance. It shall be the duty of the Board of Directors to enforce payment of each said amount disallowed. In lieu of payment by the officer or Director, subject to the determination of the Board of Directors, proportionate amounts may be withheld from his or her future compensation payments until the amount owed to the Corporation has been recovered.

BY-LAW 7.03 Amendments to By-Laws. These By-Laws may be amended or altered by the vote of a majority of all of the members of the Board of Directors at any meeting. Such authority of the Board of Directors is subject to the power of the shareholders to adopt, amend or repeal By-Laws adopted, amended or repealed by the Board of Directors, pursuant to the Statute at any regular or special meeting called for that purpose.



                             * * * * * * * * * * * *

                                  CERTIFICATION

         The undersigned, as Secretary of Infinite Graphics Incorporated, a Minnesota corporation, does hereby certify that the foregoing Amended and Restated By-Laws were adopted by the Board of Directors on July 8, 2002, and approved by the shareholders on October 15, 2002.




                                        ----------------------------------------
                                        Secretary

                      INFINITE GRAPHICS INCORPORATED PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 15, 2002

The undersigned shareholder of Infinite Graphics Incorporated (the "Company"), revoking all prior proxies, hereby appoints Clifford F. Stritch, Jr. and Edwin
F. Snyder, or either of them, as proxy for the undersigned with full power of substitution in each of them, to vote in the name and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on October 15, 2002, at 3:30 p.m., Central Standard Time, at the Hilton Hotel, 1001 Marquette Avenue, Minneapolis, MN 55402, and at all adjournments thereof, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present, with the powers that the undersigned would possess if personally present.

1. ADOPTION OF AMENDED AND RESTATED BY-LAWS IN THE FORM ATTACHED AS APPENDIX A TO THE COMPANY'S PROXY STATEMENT DATED SEPTEMBER 27, 2002.
         _______ For adoption of the Amended and Restated By-Laws.
         _______ Against adoption of the Amended and Restated By-Laws.
         _______ Abstain from a vote on this matter.

2. ELECTION OF DIRECTORS.
         _______ For all four nominees listed below (except as marked to the contrary below)
         _______ Withhold authority to vote for all nominees listed below

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

         Clifford F. Stritch, Jr., Edwin F. Snyder, Michael J. Evers, William J. Brummond

3. SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.


                  (Continued, and to be SIGNED, on other side.)

                                                     (Continued from other side)

     All as set out in the Notice of Annual Meeting of Shareholders and Proxy Statement dated September 27, 2002, receipt of which is hereby acknowledged. ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" PROPOSALS 1AND 2 AS SET FORTH IN THE PROXY STATEMENT, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

Dated:                        , 2002
       -----------------------             -------------------------------------
                                                        (Signature)

                                           -------------------------------------
                                                  (Joint Owner Signature)

Please sign this proxy exactly as your name appears on your certificate. Joint owners should each sign personally. Trustees, executors and others signing in a representative capacity should indicate the capacity in which they sign.

PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION IS APPRECIATED.